Exhibit 10.1

JPMORGAN CHASE BANK, N.A.

2200 Ross Avenue, 9th Floor

Mail Code TX1-2921

Dallas, Texas 75201

June 30, 2014

Via Overnight Delivery

USA Compression Partners, LLC

USAC Leasing, LLC

USA Compression Partners, LP

USAC Leasing 2, LLC

USAC OpCo 2, LLC

c/o Eric D. Long
Chief Executive Officer
301 Congress Avenue, Suite 450
Austin, Texas 78701
Fax:  (512) 473-2616

Re:  Limited Consent, Amendment and Subordination under the Credit Agreement (as defined below)

Ladies and Gentlemen:

Reference is hereby made to that certain Fifth Amended and Restated Credit Agreement, dated as of December 13, 2013 (as amended from time to time, the “Credit Agreement”), among USA Compression Partners, LLC, a Delaware limited liability company, as a borrower (“USA Compression Partners”) and USAC Leasing, LLC, a Delaware limited liability company, as a borrower (“USAC Leasing”, together with USA Compression Partners, the “Borrowers”), USA Compression Partners, LP, a Delaware limited partnership, as a guarantor (“Holdings”), USAC Leasing 2, LLC, a Texas limited liability company, as a guarantor (“USAC Leasing 2”), USAC OpCo 2, LLC, a Texas limited liability company, as a guarantor (“USAC OpCo 2” and together with Holdings and USAC Leasing 2, collectively the “Guarantors” and together with Borrowers, the “Loan Parties”), JPMorgan Chase Bank, N.A., for itself, as Lender, and as agent for lenders (in such capacity, “Agent”) and the other lenders signatory thereto (collectively, the “Lenders”).  Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

The Loan Parties have advised Agent and the Lenders that USA Compression Partners and USAC Leasing intend to enter into that certain FMV Bargain Purchase Option Grant Agreement with Superior Pipeline Company, L.L.C., an Oklahoma limited liability company (“Superior Pipeline”) and Superior Pipeline Texas, L.L.C., an Oklahoma limited liability company (“Superior Pipeline Texas” and together with Superior Pipeline, the “Superior

Parties”), dated as of the date hereof and in the form attached hereto as Exhibit A (the “Superior Purchase Option Agreement”).  Pursuant to the Purchase Option Agreement, (i) USA Compression Partners and USAC Leasing shall, among other things, grant an irrevocable purchase option to the Superior Parties with respect to those certain Compressor Packages described on Exhibit B hereto (the “Subject Compressor Packages”) and (ii) the Superior Parties require that the Lien of Agent, for the benefit of itself and the Lenders, with respect to the Subject Compressor Packages be subordinated to the purchase option granted to the Superior Parties in the Superior Purchase Option Agreement.

The Loan Parties hereby request that (i) Agent consent to the sale of the Subject Compressor Packages in accordance with Section 6.20 of the Credit Agreement, (ii) Agent and the Required Lenders consent to the Lien of the Superior Parties with respect to the Subject Compressor Packages, (iii) Agent and the Required Lenders consent to the subordination of the Lien of the Agent, for the benefit of itself and the Lenders, to the Lien and purchase option of the Superior Parties with respect to the Subject Compressor Packages, (iv) Agent and the Required Lenders agree to release the Lien of the Agent, for the benefit of itself and the Lenders, upon the exercise by any Superior Party of the purchase option set forth in the Superior Purchase Option Agreement with respect to a specific Subject Compressor Package and (v) Agent and the Required Lenders agree to certain amendments to the Credit Agreement regarding such consents and subordination.

Subject, in each case, to the satisfaction of the conditions listed below:

1.                                      Consents.                                           (i) Agent consents to the sale of the Subject Compressor Packages in accordance with Section 6.20 of the Credit Agreement, (ii) Agent and the Required Lenders consent to the Lien of the Superior Parties with respect to the Subject Compressor Packages, (iii) Agent and the Required Lenders consent to the subordination of the Lien of the Agent, for the benefit of itself and the Lenders, to the Lien and purchase option of the Superior Parties with respect to the Subject Compressor Packages, (iv) Agent and the Required Lenders hereby subordinate any Lien they may have in and to the Subject Compressor Packages pursuant to the Credit Agreement and the other Loan Documents to the rights of the Superior Parties in the Subject Compressor Packages that arise as a result of the Superior Purchase Option Agreement and (v) Agent and the Required Lenders agree that, upon the exercise by any Superior Party of the purchase option set forth in the Superior Purchase Option Agreement with respect to a specific Subject Compressor Package and without any other action by Agent or any Lender, the Lien of Agent, for the benefit of itself and the Lenders, in such Subject Compressor Package shall be automatically released, provided, that the Loan Parties hereby agree that (x) the Lien of Agent, for the benefit of itself and the Lenders, shall continue in the proceeds of the sale of such Subject Compressor Package and (y) the Loan Parties shall, if applicable, deliver such proceeds directly to Agent in accordance with Section 6.20(b)(i) of the Credit Agreement.

2

2.                                      Amendments.

a.                                      The following definitions are hereby added to Article I of the Credit Agreement where alphabetically appropriate:

“Consent Agreement” shall mean that certain letter agreement dated as of June 30, 2014, by and among the Loan Parties, the Administrative Agent and the Lenders party thereto.

“Subject Compressor Packages” means those certain Compressor Packages described on Exhibit B to the Consent Agreement.

“Superior Parties” means, collectively, Superior Pipeline Company, L.L.C., an Oklahoma limited liability company and Superior Pipeline Texas, L.L.C., an Oklahoma limited liability company.

“Superior Purchase Option Agreement” means that certain FMV Bargain Purchase Option Grant Agreement among the Borrowers and the Superior Parties, dated as of June 30, 2014, as in effect on such date.

b.                                      Section 5.4 of the Credit Agreement is hereby amended (without further act required of any person) by adding the phrase “or the Consent Agreement” at the end of clause (a) thereof.

c.                                       Section 6.22 of the Credit Agreement is hereby amended (without further act required of any person) by deleting the word “and” immediately before clause (x), replacing the “.” at the end of clause (x) with “; and” and adding a new clause (xi) thereto as follows:

“(xi)                        the Liens and purchase option of the Superior Parties with respect to the Subject Compressor Packages granted pursuant to the Superior Purchase Option Agreement, it being acknowledged and agreed that the Lien in favor of Agent, for the benefit of itself and the Lenders, to secure the Secured Obligations with respect to the Subject Compressor Packages shall be subordinated to such Liens and purchase option of the Superior Parties pursuant to the Consent Agreement.”

d.                                      Section 6.33 of the Credit Agreement is hereby amended (without further act required of any person) by replacing the word “Borrower” at the beginning thereof with the phrase “Other than the contracts for the provision of compression services that are subject to the Superior Purchase Option Agreement, Borrower”.

3.                                      Acknowledgment.  The Loan Parties acknowledge and agree that, as of the effective date of the Superior Purchase Option Agreement, the Subject Compressor Packages

3

shall no longer constitute Eligible Compression Units or Eligible Inventory and shall not be included in the Borrowing Base.

The effectiveness of the consents, amendments and other agreements set forth above are subject to the following conditions: (a) the Loan Parties shall deliver the certificate required pursuant to Section 6.20(b) of the Credit Agreement with respect to the sale of the Subject Compressor Packages pursuant to the Superior Purchase Option Agreement, (b) after giving effect to this letter, no Default shall have occurred and be continuing, (c) after giving effect to this letter, the representations and warranties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (and in all respects if qualified by materiality), except to the extent that such representations and warranties related to an earlier date and (d) each Lender that has delivered a signature page hereto to Agent’s counsel on or prior to 5:00 p.m. Central time on June 27, 2014 shall have been paid a consent fee of $2,500 from the Loan Parties, which consent fee shall be fully earned and non-refundable as of the date Agent has received signatures to this letter from the Required Lenders.

This letter and the consents, amendments and subordination contained herein are limited to the matters set forth above.  Except as specifically set forth herein, nothing in this letter shall be construed as waiving or modifying any other term or condition of the Credit Agreement, which remains in full force and effect in accordance with the original terms thereof (as amended hereby).  Furthermore, this letter shall not be deemed a waiver of, or in prejudice to, any and all other rights, powers or remedies of the Lenders and Agent pursuant to any Loan Document, any applicable laws or any existing or future Default or Event of Default.  The Borrowers shall pay all costs and expenses of Agent incurred in connection with the consideration and granting of this consent, including, without limitation, the reasonable fees of the Agent’s counsel.

Each Loan Party hereby represents and warrants to Agent and Lenders that the execution, delivery and performance of this letter and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite limited liability company or limited partnership action (as applicable) on the part of such Loan Party and will not violate the certificate/articles of formation or the partnership agreement or other charter or organizational documents (as applicable) of such Loan Party.

Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.  Each of the Loan Parties acknowledges and agrees that its obligations under this letter and the Credit Agreement, as amended hereby, constitute “Obligations” as defined in the Credit Agreement and as used in the Loan Documents.

Please indicate your agreement and acceptance of the terms hereof by signing and returning the enclosed copy of the letter to the undersigned on or before June 30, 2014.

4

This letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

This letter is binding upon and shall inure to the benefit of Agent, Lenders, Loan Parties and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of each Lender.

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS LETTER AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

 [Remainder of page intentionally left blank; signature pages follow]

5

Very truly yours,

JPMORGAN CHASE BANK, N.A.,
individually, as Lender and Agent

By:	/s/ J. Devin Mock
Name: J. Devin Mock
Title: Authorized Officer

USA COMPRESSION PARTNERS, LLC,
a Delaware limited liability company

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

USAC LEASING, LLC,
a Delaware limited liability company

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

USA COMPRESSION PARTNERS, LP,
a Delaware limited partnership

By:	USA Compression GP, LLC,
its General Partner

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

USA OPCO 2, LLC,
a Texas limited liability company

By:	USA Compression Partners, LP,
its sole member

By:	USA Compression GP, LLC,
its General Partner

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

JPMORGAN CHASE BANK, N.A.,
as Agent and a Lender

By:	/s/ J. Devin Mock
Name:	J. Devin Mock
Title:	Authorized Officer

[Signature Page to Limited Consent and Subordination]

REGIONS BANK,
as a Lender

By:	/s/ Dennis M. Hansen
Name:	Dennis M. Hansen
Title:	Senior Vice President

[Signature Page to Limited Consent and Subordination]

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ T. Alan Smith
Name:	T. Alan Smith
Title:	Managing Director

[Signature Page to Limited Consent and Subordination]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Nina Guinchard
Name:	Nina Guinchard
Title:	Assistant Vice President

[Signature Page to Limited Consent and Subordination]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[Signature Page to Limited Consent and Subordination]

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[Signature Page to Limited Consent and Subordination]

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

[Signature Page to Limited Consent and Subordination]

UNION BANK, N.A.,
as a Lender

By:	/s/ Albert R. Joseph
Name:	Albert R. Joseph
Title:	Vice President

[Signature Page to Limited Consent and Subordination]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jeffrey Marchetti
Name:	Jeffrey Marchetti
Title:	Assistant Vice President

[Signature Page to Limited Consent and Subordination]

SUNTRUST BANK,
as a Lender

By:	/s/ Christopher M. Waterstreet
Name:	Christopher M. Waterstreet
Title:	Vice President

[Signature Page to Limited Consent and Subordination]

COMERICA BANK,
as a Lender

By:	/s/ Bradley Kuhn
Name:	Bradley Kuhn
Title:	Assistant Vice President

[Signature Page to Limited Consent and Subordination]

CAPITAL ONE BUSINESS CREDIT CORP.,
as a Lender

By:	/s/ Ron Walker
Name:	Ron Walker
Title:	Senior Vice President

[Signature Page to Limited Consent and Subordination]

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

[Signature Page to Limited Consent and Subordination]

RB INTERNATIONAL FINANCE (USA) LLC,
as a Lender

By:	/s/ Peter Armieri
Name:	Peter Armieri
Title:	Vice President

By:	/s/ Steven VanSteenbergen
Name:	Steven VanSteenbergen
Title:	Vice President

[Signature Page to Limited Consent and Subordination]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Signature Page to Limited Consent and Subordination]